Rule 497(e)

File Nos. 333-01153 and 811-07549

SCHWAB SELECT ANNUITY®

SUPPLEMENT Dated May 30, 2008

To the Prospectus dated May 1, 2008 for the

Variable Annuity-1 Series Account

of Great-West Life & Annuity Insurance Company

Effective immediately, the PIMCO VIT High Yield Fund and the PIMCO VIT Low Duration Bond Fund (the “Applicable Funds”) may invest up to 10% of their respective total assets in preferred stocks.

Accordingly, the following sentence is added to the end of the last paragraph of each of the Applicable Funds’ descriptions in the “The Portfolios” section beginning on page 20 of the Prospectus:

“The Fund may also invest up to 10% of its total assets in preferred stocks.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2008. Please keep this supplement for future reference.